Preferred Stock	9 Months Ended
Sep. 30, 2025
Preferred Stock
Preferred Stock

7.     Preferred Stock

On June 17, 2021 and on December 3, 2021, ASC issued 25,000 shares and 15,000 shares, respectively of Series A Cumulative Redeemable Perpetual Preferred Shares (“Series A Preferred Stock”) to an affiliate of Maritime Partners LLC. On December 10, 2024, the Company completed the redemption of 10,000 shares of its Series A Preferred Stock. On October 31, 2025, the Company fully redeemed all outstanding preferred shares. The liquidation preference of the Series A Preferred Stock was $1,000.00 per share. The shares of Series A Preferred Stock accrued cumulative dividends, whether or not declared, at an initial annual rate of 8.5% per $1,000.00 of liquidation preference per share, which rate could change based on certain matters. Dividends were payable on January 30, April 30, July 30 and October 30 of each year, commencing July 30, 2021. So long as any share of the Series A Preferred Stock remained outstanding, no cash dividend could be declared or paid on ASC’s common stock unless, among other things, all accrued and unpaid dividends had been paid on the Series A Preferred Stock. The Company could redeem, in whole or in part, the shares of Series A Preferred Stock outstanding, at a cash redemption price equal to (a) 103% of the liquidation preference per share plus any accumulated and unpaid dividends on or after the third anniversary of the original issuance date of the Series A Preferred Stock and prior to the fourth anniversary, (b) 102% of the liquidation preference per share plus any accumulated and unpaid dividends after such fourth anniversary and prior to the fifth anniversary and (c) 100% of the liquidated preference per share plus any accumulated and unpaid dividends after such fifth anniversary.

The Series A Preferred Stock was redeemable, in whole or in part, upon the election of the Company or the holder of shares of Series A Preferred Stock, upon the occurrence of certain change of control events, including if a person or group became the beneficial owner of a majority of ASC’s total voting power. As it was possible, regardless of the probability of such occurrence, that a person or group could acquire beneficial ownership of a majority of the voting power of ASC’s outstanding common stock without Company approval and thereby trigger a “change of control,” the Series A Preferred Stock was classified as temporary equity for accounting purposes.  The Company’s obligations to the holder of shares of Series A Preferred Stock were secured by a pledge of the Company’s equity interest in E1. The Series A Preferred Stock is presented in the Company’s financial statements net of the related stock issuance costs.

7.     Preferred Stock (continued)

As part of the issuance of the Series A Preferred Stock to Maritime Partners, the Company granted to Maritime Partners a profits interest of 20% of all cash or in-kind distributions and proceeds received in respect of the E1 investment which profits interest distributions could only be made after the Company received a return of its initial investment of $9.3 million.  As the agreement included a mandatory redemption date for the profits interest that was the tenth anniversary of the date of the agreement, it rendered the profits interest as a liability which required it to be marked to fair value each period with changes in the fair value recorded directly in earnings.  The Company recorded a liability of $0.3 million, which is included in non-current liabilities in the condensed consolidated balance sheet as of September 30, 2025.

On October 1, 2025, the Company delivered a notice of full redemption for all outstanding shares of its Series A Preferred Stock, for $30.6 million, which represents the stipulated redemption price of 102% of the liquidation preference per share. The redemption was completed on October 31, 2025.